[Scudder Investments logo]

Scudder Emerging Markets Growth Fund

Classes A, B and C

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Emerging Markets Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	SEKAX	811165-760
Class B	SEKBX	811165-752
Class C	SEKCX	811165-745

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Emerging Markets Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	4.95%	-9.72%	-9.85%	-4.93%
Class B(a)	4.00%	-10.49%	-10.59%	-5.71%
Class C(a)	4.12%	-10.40%	-10.53%	-5.65%
S&P/IFC Emerging Markets Investable Index+	12.97%	-7.12%	-3.98%	-5.18%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 10/31/02	$ 8.69	$ 8.58	$ 8.60
10/31/01	$ 8.28	$ 8.25	$ 8.26

Class A Lipper Ranking* - Emerging Markets Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	122	of	192	64

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

a Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Emerging Markets Growth Fund - Class A [] S&P/IFC Emerging Markets Investable Index+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$9,892	$6,934	$5,612	$6,794
	Average annual total return	-1.08%	-11.49%	-10.91%	-5.79%
Class B(c)	Growth of $10,000	$10,100	$7,029	$5,656	$6,834
	Average annual total return	1.00%	-11.09%	-10.77%	-5.71%
Class C(c)	Growth of $10,000	$10,412	$7,192	$5,732	$6,858
	Average annual total return	4.12%	-10.40%	-10.53%	-5.65%
S&P/IFC Emerging Markets Investable Index+	Growth of $10,000	$11,297	$8,014	$8,160	$7,108
	Average annual total return	12.97%	-7.12%	-3.98%	-5.18%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect a fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's/International Finance Corporation (S&P/IFC) Emerging Markets Investable Index (formerly IFC Emerging Markets Investable Index) is an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on a fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Emerging Markets Growth Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Oliver Kratz

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1996, after 2 years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation, Kluwers Academic Publishers, 1999.

• MALD & PhD from Fletcher School of Law and Diplomacy, administered jointly by Harvard University and Tufts University.

• Joined the fund in 2002.

Tara C. Kenney

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 1996.

• Over 16 years of investment industry experience.

• MBA, Stern School of Business, New York University.

Global emerging markets were among the best-performing equities over the past 12 months, posting strong gains. With many developed markets declining during the period, the success of global emerging markets once more highlights the benefits of portfolio diversification. In the following interview, Portfolio Co-Manager Oliver Kratz discusses the Scudder Emerging Markets Growth Fund's performance and the more positive market environment during the 12-month period ended October 31, 2002.

Q: How did Scudder Emerging Markets Growth Fund perform during the fiscal year?

A: The fund gained 4.95 percent (Class A shares unadjusted for sales charges) for the fiscal year ended October 31, 2002. The Standard & Poor's/International Finance Corporation Emerging Markets Investable Index (S&P/IFC EMI), the fund's benchmark, returned 12.97 percent. The S&P/IFC EMI is an unmanaged, capitalization-weighted measure of emerging-market stocks worldwide.The fund gained 5.31 percent (Class S shares) for the fiscal year ended October 31, 2002. The Standard & Poor's/International Finance Corporation Emerging Markets Investable Index (S&P/IFC EMI), the fund's benchmark, returned 12.97 percent. The S&P/IFC EMI is an unmanaged, capitalization-weighted measure of emerging-market stocks worldwide.The fund gained XX percent (Class A shares unadjusted for sales charges) for the fiscal year ended October 31, 2002. The Standard & Poor's/International Finance Corporation Emerging Markets Investable Index (S&P/IFC EMI), the fund's benchmark, returned YY percent. The S&P/IFC EMI is an unmanaged, capitalization-weighted measure of emerging-market stocks worldwide.

A number of factors hurt relative performance, as we will discuss. However, it's worth noting that some of the underperformance stemmed from the restructuring of the portfolio that occurred with the management change during the fiscal year.

This management change brought what we believe is an "informational advantage" to the fund. As a result of Scudder's recent acquisition by Deutsche Bank, we now benefit from more than 100 on-site industry analysts around the globe. Their expertise enables us to better identify candidates for the portfolio. As a result, we believe we are now better equipped to identify those businesses that are poised to become global industry leaders - particularly those trading at more attractive valuations in comparison with their developed market peers.

Q: What are some examples of contributors to the fund's positive return?

A: Contribution came from a variety of sources. For example, our large holding in Samsung Electronics, the world's largest manufacturer of memory chips and third largest mobile phone maker, appreciated significantly for the period, and the company was our top contributor. Additionally, we moved into generic pharmaceutical leaders such as Israel's Teva Pharmaceutical, which benefited from news that the US Food and Drug Administration approved its generic version of GlaxoSmithKline's blockbuster antibiotic Augmentin. Teva returned more than 25 percent for the year. Finally, our overweight in Russian oils via YUKOS and Surgutneftegaz worked exceptionally well, placing both companies among our greatest contributors.

Q: Will you identify and discuss the portfolio's major detractors?

A: Our biggest detractors suffered primarily from country and political risk. In addition, oil giant Petroleo Brasileiro, considered by many investors as a proxy for the Brazilian market, weakened due to global concerns that President-Elect Lula will lead the country into debt default. Brasil Telecom, one of Brazil's major telecommunications firms, rounded out our top detractors for the year.

Q: Will you provide an illustration of your stock selection process?

A: We rely on a number of tools - both in-house and abroad - to enhance our decision-making process. As mentioned earlier, we rely heavily on our global research teams. Their analytical expertise combined with their proximity to our major markets yields value-added input. Additionally, we meet with more than 800 global emerging-market companies each year in order to gain in-depth knowledge on business outlook and key economic variables. Finally, our team continually runs 15 data screens that help identify companies that warrant further research. We always compare global emerging-market firms with their developed-market peers. Recent screens have pointed to a growing list of what we consider to be valuation/pricing inefficiencies between the global emerging-market and developed-market worlds. An example of a valuation/pricing inefficiency would be an emerging-market business that is similar to a developed-market peer, but its stock is not valued as highly by investors and is therefore available at a much lower price. Additionally, our risk-control models allow us to understand the portfolio's relationship with a number of economic variables (interest rates, commodity prices, exchange rates, etc.), and our valuation screens alert us to potential trading opportunities.

Q: What is your outlook for emerging markets over both the short term and long term?

A: Global emerging markets are not immune to the US market. If US demand continues to slacken and the possibility of war with Iraq is realized, global emerging markets could suffer. Fortunately, recent years have shown evidence of some decoupling, as global emerging markets have significantly outperformed developed markets. We expect this outperformance to continue because of higher growth and profitability, healthier balance sheets and - most importantly - lower valuations.

Not only are many emerging-market companies more profitable and efficient in their business segments, but also their stocks tend to trade at more compelling valuations compared with developed-market competitors. We expect this gap to narrow over the coming years. Thus, we focus on identifying these "best practice" names that are positioned to not only survive, but eventually lead within the ever-expanding global marketplace.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

Pacific Basin	60%	34%
Latin America	18%	28%
Europe	12%	22%
Africa	6%	12%
Other	4%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Financials	20%	17%
Telecommunication Services	18%	19%
Materials	16%	6%
Information Technology	15%	15%
Energy	9%	14%
Consumer Staples	9%	14%
Consumer Discretionary	6%	4%
Utilities	3%	-
Health Care	2%	6%
Other	2%	5%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (31.4% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	7.6%
2. Anglo American PLC Producer of mining and natural resources products	United Kingdom	3.3%
3. Kookmin Bank Provider of commercial banking services	Korea	3.2%
4. Grupo Financiero BBVA Bancomer SA de CV Provider of financial services	Mexico	3.1%
5. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	2.9%
6. SK Telecom Co., Ltd. Provider of mobile telecommunication services	Korea	2.7%
7. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	2.4%
8. Erste Bank der Oesterreichischen Sparkassen AG Provider of banking services	Austria	2.1%
9. OTP Bank Rt. Provider of savings and commercial banking services	Hungary	2.1%
10. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 99.8%
Austria 2.1%
Erste Bank der Oesterreichischen Sparkassen AG (Provider of banking services)	16,700	977,961
Brazil 7.1%
Aracruz Celulose SA "B" (Preferred) (ADR), 0.0% (Manufacturer of forest products and producer of bleached eucalyptus pulp)	42,200	674,778
Companhia de Bebidas das Americas (Preferred) (ADR) (Producer of consumer beverages)	29,240	423,103
Companhia Vale do Rio Doce (Preferred) (ADR) (Operator of diverse mining and industrial complex)	37,200	948,600
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR) (Manufacturer of aircraft)	29,200	457,856
Petroleo Brasileiro SA (Preferred) (Producer and distributor of petroleum)	14,087	171,114
Petroleo Brasileiro SA (ADR)	30,600	404,838
Petroleo Brasileiro SA (Preferred) (ADR)	5,200	62,712
Telemar Norte Leste SA "A" (Preferred) (Provider of telecommunication services)	14,694,400	179,701
Telemig Celular SA "C" (Preferred) (Provider of telecommunication services)	395	4
		3,322,706
China 1.0%
China Petroleum and Chemical Corp. "H" (Explorer and producer of crude oil and natural gas)	3,018,000	468,216
Croatia 0.6%
Pliva d.d. (GDR) (Operator of a pharmaceutical company)	24,400	295,240
Egypt 0.6%
Orascom Construction Industries (Operator of a construction company)	51,888	293,350
Estonia 0.7%
Hansabank Ltd. (Provider of commercial banking services)	23,200	315,944
Hong Kong 4.9%
China Mobile Ltd.* (Provider of cellular telecommunication services)	157,700	388,217
China Mobile Ltd.* (ADR)	79,500	973,875
Denway Motors Ltd. (Assembler of motor vehicles and parts)	1,382,000	429,696
TCL International Holdings Ltd. (Manufacturer of electronic products)	1,424,000	383,417
		2,175,205
Hungary 2.6%
MOL Magyar Olaj-es Gazipari Rt. (Operator of an integrated domestic oil and gas company)	12,200	252,291
OTP Bank Rt. (Provider of savings and commercial banking services)	108,100	956,665
		1,208,956
India 7.7%
Bharat Petroleum Corp., Ltd. (Explorer and refiner of crude oil)	87,242	340,648
HDFC Bank Ltd. (ADR) (Provider of corporate banking and custodial services)	5,500	72,875
Hero Honda Motors Ltd. (Manufacturer of bicycles and motorcycles)	46,400	229,456
Hindustan Lever Ltd. (Manufacturer of branded and packaged consumer products)	125,200	415,952
Housing Development Finance Corp., Ltd. (Provider of housing finance)	22,800	296,674
Infosys Technologies Ltd. (Provider of IT consulting and software services)	5,500	429,652
ITC Ltd. (Operator of cigarette, tobacco, hotel, printing and packaging businesses)	42,300	539,469
Satyam Computer Services Ltd. (Operator of a computer services company)	111,600	547,149
Tata Engineering and Locomotive Co., Ltd.* (Manufacturer of cars and commercial vehicles)	237,100	709,730
		3,581,605
Indonesia 2.6%
PT Bank Central Asia Tbk. (Provider of banking and related services)	2,320,000	465,005
PT Telekomunikasi Indonesia Tbk. (Provider of domestic telecommunication services)	2,007,000	668,638
Telekomunikasi Indonesia (ADR) (Provider of telecommunication services)	13,600	90,712
		1,224,355
Israel 3.0%
Check Point Software Technologies Ltd.* (Developer, marketer and supporter of management solutions for active networks)	45,800	631,582
Teva Pharmaceutical Industries Ltd. (ADR) (Producer of pharmaceutical and veterinary products)	9,700	751,071
		1,382,653
Korea 20.9%
Hankook Tire Co., Ltd. (Manufacturer of tires, tire tubes and aluminum alloy wheels)	2	4
Hite Brewery Co., Ltd. (Manufacturer of alcoholic beverages)	16,444	712,036
Hyundai Motor Co., Ltd. (Manufacturer of automobiles)	32,140	812,690
Kookmin Bank (Provider of commercial banking services)	35,152	1,165,990
Kookmin Bank (ADR)	9,400	304,090
Korea Electric Power Corp. (Operator of an electric utility company)	30,400	458,235
KT Freetel* (Provider of personal communication services)	16,980	420,338
LG Chem Ltd. (Manufacturer of engineering plastics)	21,200	630,458
POSCO (Manufacturer of steel)	1,990	186,156
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	12,620	3,557,108
Samsung Fire & Marine Insurance Co., Ltd. (Provider of insurance products)	3,860	233,366
SK Telecom Co., Ltd. (Provider of mobile telecommunication services)	5,280	970,588
SK Telecom Co., Ltd. (ADR)	14,400	289,008
		9,740,067
Malaysia 0.9%
Malayan Banking Bhd. (Provider of banking and financial services)	195,000	423,355
Mexico 10.4%
America Movil SA de CV "L" (ADR) (Provider of wireless communication services)	45,730	614,611
Cemex SA de CV (ADR) (Producer of concrete and cement)	25,728	521,507
Coca-Cola FEMSA SA de CV "L" (ADR) (Bottler and distributor of soft drinks)	24,100	503,208
Grupo Financiero BBVA Bancomer SA de CV "B"* (Provider of financial services)	1,817,234	1,426,610
Grupo Modelo SA de CV "C" (Producer and marketer of beer)	101,100	257,847
Panamerican Beverages, Inc. "A" (Provider of soft drinks)	12,000	102,000
Telefonos de Mexico SA de CV "L" (ADR) (Provider of telecommunication services)	36,230	1,105,015
Wal-Mart de Mexico SA de CV "V" (Retailer of food, clothing and other merchandise)	126,100	313,688
		4,844,486
Nigeria 0.0%
First Bank of Nigeria PLC (Provider of commercial banking services)	17,187	2,641
Oman 0.5%
National Bank of Oman Ltd.* (Provider of commercial banking services)	78,580	238,802
Peru 0.9%
Compania de Minas Buenaventura SA (Explorer and processor of gold, silver and other metals)	35,800	397,138
Poland 2.9%
Bank Pekao SA (Provider of commercial banking services)	18,400	439,302
International Trading and Investments Holdings SA "B"* (Provider of telecommunication services)	527,500	923,500
		1,362,802
Russia 7.9%
Gazprom (ADR) (Sellers of natural gas)	49,600	655,216
GMK Norilsk Nickel (ADR) (Producer of non-ferrous metals)	14,100	277,770
LUKOIL (ADR) (Extractor, transporter, refiner and provider of oil and gas)	2,900	188,500
Mobile Telesystems (ADR) (Provider of cellular phone services)	10,800	353,376
RAO Unified Energy System (GDR) (Generator and distributor of electricity and heat)	34,200	370,044
Surgutneftegaz (ADR) (Producer of oil and natural gas)	37,300	668,603
Vimpel-Communications SP (ADR)* (Provider of cellular telecommunication services)	20,100	566,820
YUKOS (ADR) (Producer of petroleum products worldwide)	4,396	608,846
		3,689,175
South Africa 5.6%
ABSA Group Ltd.* (Provider of banking and financial services)	76,000	241,910
Gold Fields Ltd. (Miner and explorer of gold)	32,900	377,425
Impala Platinum Holdings Ltd.* (Miner of platinum)	12,500	719,433
MTN Group Ltd.* (Operator of GSM cellular telephone network)	215,500	238,785
Sappi Ltd.* (Producer of pulp paper and timber)	56,000	672,583
Sasol Ltd. (Producer that markets liquid fuels and mines coal)	33,200	363,055
		2,613,191
Taiwan 8.9%
Accton Technology Corp. (Manufacturer and developer of network system products)	100,000	123,919
Asustek Computer, Inc. (Manufacturer of computer motherboards)	103,250	214,236
Chinatrust Financial Holding Co., Ltd. (Holder of various financial subsidiaries)	1,145,000	914,020
Delta Electronic, Inc. (Manufacturer of power supply and video display equipment)	196,913	259,335
Formosa Plastics Corp. (Manufacturer of plastics materials)	437,000	481,078
President Chain Store Corp. (Operator of convenience stores)	340,205	529,426
Quanta Computer, Inc. (Manufacturer and marketer of notebook computers and related equipment)	124,000	251,931
SinoPac Holdings Co.* (Holder company for investments)	566,000	237,329
Taiwan Semiconductor Manufacturing Co., Ltd.* (Manufacturer of integrated circuits and other semiconductor devices)	664,846	890,932
Yuanta Core Pacific Securities Co.* (Provider of loans for margin transactions)	452,366	239,871
		4,142,077
Thailand 2.4%
Advanced Info Service Public Co., Ltd. PCL (Provider of cellular phone services)	234,800	189,726
Advanced Info Service Public Co., Ltd. (Foreign registered)	67,200	54,300
Charoen Pokphand Foods Public Co., Ltd. (Producer and distributor of animal feeds)	2,535,600	258,741
PTT Public Co., Ltd. (Foreign registered) (Producer and explorer of crude oil and gas)	718,000	638,185
		1,140,952
Turkey 2.3%
Akbank T.A.S.* (Provider of banking and investment services)	112,318,400	321,484
Anadolu Efes Biracilik ve Malt Sanayii AS* (Operator of breweries)	16,707,866	298,888
Turkcell Iletisim Hizmetleri AS* (Provider of cellular telephone voice and data transmissions)	42,614,356	254,111
Turkiye Garanti Bankasi AS* (Provider of banking services)	156,784,020	175,295
		1,049,778
United Kingdom 3.3%
Anglo American PLC (Producer of mining and natural resources products)	119,023	1,523,210
Total Common Stocks (Cost $50,908,140)		46,413,865

	Principal Amount ($)(c)	Value ($)

Convertible Bonds 0.2%
Netherlands
Elektrim Finance BV, 2.0%, 7/2/2004* (Provider of financial products) (Cost $183,253)	EUR 208,000	82,343

	Shares	Value ($)

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $3,081)	3,081	3,081
Total Investment Portfolio - 100.0% (Cost $51,094,474) (a)		46,499,289

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $51,298,149. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $4,798,860. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,616,895 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,415,755.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in US dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $51,094,474)	$ 46,499,289
Foreign currency, at value (cost $617,215)	620,165
Receivable for investments sold	1,050,832
Dividends receivable	68,534
Interest receivable	3,075
Receivable for Fund shares sold	29,985
Foreign taxes recoverable	32,669
Total assets	48,304,549
Liabilities
Due to custodian bank	81,227
Payable for investments purchased	371,329
Payable for Fund shares redeemed	70,672
Accrued management fee	44,179
Other accrued expenses and payables	26,288
Total liabilities	593,695
Net assets, at value	$ 47,710,854
Net Assets
Net assets consist of: Accumulated net investment loss	(5,242)
Net unrealized appreciation (depreciation) on: Investments	(4,595,185)
Foreign currency related transactions	(1,875)
Accumulated net realized gain (loss)	(47,875,343)
Paid-in capital	100,188,499
Net assets, at value	$ 47,710,854

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($454,025 / 51,984 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.73
Class S Net Asset Value, offering and redemption price (a) per share ($37,555,808 / 4,303,247 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.73
Class A Net Asset Value offering and redemption price per share ($8,111,213 / 933,678 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 8.69
Maximum offering price per share (100 / 94.25 of $8.69)	$ 9.22
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($643,100 / 74,933 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 8.58
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($946,708 / 110,125 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 8.60

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $95,735)	$ 746,517
Interest	26,181
Total Income	772,698
Expenses: Management fee	599,107
Administrative fee	312,331
Distribution service fees	11,178
Directors' fees and expenses	5,441
Other	3,476
Total expenses	931,533
Net investment income (loss)	(158,835)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including Chilean foreign taxes of $38,406)	(196,971)
Foreign currency related transactions (including CPMF tax of $10,015)	(161,690)
(358,661)
Net unrealized appreciation (depreciation) during the period on: Investments	2,862,367
Foreign currency related transactions	50,893
2,913,260
Net gain (loss) on investment transactions	2,554,599
Net increase (decrease) in net assets resulting from operations	$ 2,395,764

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ (158,835)	$ (30,950)
Net realized gain (loss) on investment transactions	(358,661)	(8,741,659)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,913,260	(7,432,486)
Net increase (decrease) in net assets resulting from operations	2,395,764	(16,205,095)
Fund share transactions: Proceeds from shares sold	21,215,081	13,706,706
Cost of shares redeemed	(18,114,677)	(26,988,785)
Redemption fees	18,359	86,792
Net increase (decrease) in net assets from Fund share transactions	3,118,763	(13,195,287)
Increase (decrease) in net assets	5,514,527	(29,400,382)
Net assets at beginning of period	42,196,327	71,596,709
Net assets at end of period (including accumulated net investment loss of $5,242 at October 31, 2002)	$ 47,710,854	$ 42,196,327

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.28	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.45	(1.95)
Total from investment operations	.41	(1.98)
Redemption fees	-[c]	.01
Net asset value, end of period	$ 8.69	$ 8.28
Total Return (%)[d]	4.95	(19.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8.09
Ratio of expenses (%)	2.18	2.20*
Ratio of net investment income (loss) (%)	(.57)	(.86)*
Portfolio turnover rate (%)	115	69
[a] For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.25	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.45	(1.95)
Total from investment operations	.33	(2.01)
Redemption fees	-[c]	.01
Net asset value, end of period	$ 8.58	$ 8.25
Total Return (%)[d]	4.00	(19.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.64	.03
Ratio of expenses (%)	2.98	3.00*
Ratio of net investment income (loss) (%)	(1.37)	(1.66)*
Portfolio turnover rate (%)	115	69
[a] For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.26	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.46	(1.94)
Total from investment operations	.34	(2.00)
Redemption fees	-[c]	.01
Net asset value, end of period	$ 8.60	$ 8.26
Total Return (%)[d]	4.12	(19.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.01
Ratio of expenses (%)	2.96	2.97*
Ratio of net investment income (loss) (%)	(1.35)	(1.63)*
Portfolio turnover rate (%)	115	69
[a] For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $47,677,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($27,365,000), October 31, 2007 ($11,827,000), October 31, 2009 ($8,385,000), and October 31, 2010 ($100,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-US taxes.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

The Fund paid Chilean gains taxes at 15% upon agreement with tax authorities.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (47,677,000)
Net unrealized appreciation (depreciation) on investments	$ (4,798,860)

Redemption Fees. Upon the redemption or exchange of shares held by Class S and AARP shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $55,386,368 and $52,279,996, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or "the Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $500,000,000 of the Fund's average daily net assets and 1.20% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.65%, 0.65%, 0.675%, 0.725% and 0.700% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class AARP	$ 2,680	$ 294
Class S	295,128	17,742
Class A	8,946	3,917
Class B	2,079	379
Class C	3,498	501
	$ 312,331	$ 22,833

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 2,151	$ 400
Class C	3,748	577
	$ 5,899	$ 977

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 3,313	$ 1,467	0.25%
Class B	717	142	0.25%
Class C	1,249	219	0.25%
	$ 5,279	$ 1,828

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002, aggregated $908.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $1,279 and $90, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $9,100 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	69,955	$ 735,428	38,454	$ 397,849
Class S	834,393	8,461,685	1,291,805	13,168,291
Class A	1,095,733	9,493,568	10,556	90,018*
Class B	127,373	1,217,514	4,130	37,347*
Class C	125,891	1,306,886	1,389	13,201*
		$ 21,215,081		$ 13,706,706
Shares redeemed
Class AARP	(35,732)	$ (352,985)	(27,059)	$ (272,664)
Class S	(1,589,606)	(15,399,147)	(2,669,559)	(26,712,294)
Class A	(172,608)	(1,681,635)	(3)	(28)*
Class B	(56,570)	(523,653)	-	-*
Class C	(16,769)	(157,257)	(386)	(3,799)*
		$ (18,114,677)		$ (26,988,785)
Redemption fees		$ 18,359		$ 86,792
Net increase (decrease)
Class AARP	34,223	$ 388,137	11,395	$ 129,655
Class S	(755,213)	(6,924,797)	(1,377,754)	(13,461,681)
Class A	923,125	7,811,933	10,553	89,990*
Class B	70,803	693,861	4,130	37,347*
Class C	109,122	1,149,629	1,003	9,402*
		$ 3,118,763		$ (13,195,287)

* For the period from May 29, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 17, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $134,141 and earned $134,141 of foreign source income during the year ended October 31, 2002. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.03 per share as income earned from foreign sources for the year ended October 31, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Director, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990), Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Director, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Director, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Director, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997), Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000). Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000), President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Alexander Black (39) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999), Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Oliver S. Kratz (30) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Paul H. Rogers (46) Vice President, 2001-present	Director of Deutsche Asset Management	n/a
Andrew Stubing (36) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
Charles A. Rizzo[5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 7, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
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Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes